TAX STATUS	12 Months Ended
Dec. 31, 2025
EBP 105
EBP, Tax Status [Line Items]
TAX STATUS	TAX STATUS
The IRS determined and informed the Company by letter dated October 13, 2015 that the Plan was qualified under Internal Revenue Code (“IRC”) Section 401(k). The Company believes the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC and therefore, believes that the Plan is qualified, and the related trust is tax exempt.
Accounting principles generally accepted in the United States of America require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.